SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 10, 2011

VARIAN MEDICAL SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 493-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Varian Medical Systems, Inc. (the “Company”) was held on February 10, 2011 (the “Stockholders’ Meeting”).  The Company’s stockholders voted on the following four proposals at the Stockholders’ Meeting and cast their votes as follows:

Proposal One:

The following individuals were elected to serve as directors for three-year terms ending with the 2014 Annual Meeting of Stockholders by the votes set forth in the following table:

	For	Withheld	Broker Non-Votes
Susan L. Bostrom	89,193,366	1,472,166	10,566,015
Richard M. Levy	89,076,748	1,588,784	10,566,015
Venkatraman Thyagarajan	90,161,061	504,471	10,566,015

Directors John Seely Brown, R. Andrew Eckert, Timothy E. Guertin, Mark R. Laret, David W. Martin, Jr., and Ruediger Naumann-Etienne continued in office following the Stockholders’ Meeting.

Proposal Two:

The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes
87,243,303	2,820,329	601,900	10,566,015

Proposal Three:

The stockholders voted, on an advisory (non-binding) basis, to hold an advisory (non-binding) vote on the compensation of the Company’s named executive officers executive on an annual basis, by the votes set forth in the following table:

One-Year Frequency Vote	Two-Year Frequency Vote	Three-Year Frequency Vote	Abstain	Broker Non-Votes
68,748,766	890,132	20,540,697	485,937	10,566,015

The Compensation and Management Development Committee and the full Board of Directors have considered the outcome of this vote and determined to implement an annual advisory vote on the compensation of the Company’s named executive officers.

Proposal Four:

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2011 was ratified, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes (1)
98,372,701	2,765,954	92,892	0

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

Item 8.01.	Other Information

On February 14, 2011, the Company announced that its Board of Directors has authorized the Company to repurchase 12 million shares of its common stock through the end of its fiscal year 2012.  These repurchases are in addition to the 4.5 million shares available for repurchase under an existing authorization that extends through the end of the Company’s current fiscal year.  The Company’s Board of Directors has also specifically authorized the Company to enter into an accelerated share repurchase program under which the Company could repurchase up to $300 million of its common stock.  A copy of the press release entitled “Varian Medical Systems Board of Directors Authorizes Repurchase of Additional 12 Million Shares of Stock through Fiscal Year 2012; Additional Accelerated Share Repurchase Program” is attached as Exhibit 99.1 and incorporated by reference into this item.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press Release dated February 14, 2011 entitled “Varian Medical Systems Board of Directors Authorizes Repurchase of Additional 12 Million Shares of Stock through Fiscal Year 2012; Additional Accelerated Share Repurchase Program.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

By:	/s/ John W. Kuo
Name: John W. Kuo
Title: Corporate Vice President, General Counsel and Secretary

Dated:  February 14, 2011

EXHIBIT INDEX

Number	Exhibit

99.1
Press Release dated February 14, 2011 entitled “Varian Medical Systems Board of Directors Authorizes Repurchase of Additional 12 Million Shares of Stock through Fiscal Year 2012; Additional Accelerated Share Repurchase Program.”